POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus LifeTime Portfolios, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino                         June 1, 1999
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Joseph S. DiMartino

/s/ Lucy Wilson Benson                          June 1, 1999
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Lucy Wilson Benson

/s/ David W. Burke                              June 1, 1999
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David W. Burke

/s/ Martin D. Fife                              June 1, 1999
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Martin D. Fife

/s/ Whitney I. Gerard                           June 1, 1999
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Whitney I. Gerard

/s/ Robert R. Glauber                           June 1, 1999
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Robert R. Glauber (except DLA and SIGF)

/s/ Ambassador Arthur A. Hartman                June 1, 1999
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Ambassador Arthur A. Hartman

/s/ George L. Perry                             June 1, 1999
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George L. Perry

/s/ Paul D. Wolfowitz                           June 1, 1999
Paul D. Wolfowitz (except WDMMF)